                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 7, 2004
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                              --------------------

                              EMPIRE RESORTS, INC.
                              --------------------
               (Exact name of registrant as specified in charter)

     Delaware                         1-12522                   13-3714474
     --------                         -------                   ----------
(State or other jurisdiction        (Commission              (IRS Employer
    of incorporation)               File Number)             Identification No.)

         C/O MONTICELLO RACEWAY, ROUTE 17B, MONTICELLO, NY     12701
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              (Address of Principal Executive Offices)      (Zip Code)

        Registrant's telephone number, including area code (845) 794-4100
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          (Former name or former address, if changed since last report)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_|   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|   Pre-commencement  communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement  communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
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            On  September  7,  2004,  the   registrant   received  a  letter  of
resignation from Arthur I. Sonnenblick  tendering his resignation as a member of the registrant's board of directors.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         EMPIRE RESORTS, INC.
                                         --------------------
                                            (Registrant)

Date:       September 9, 2004
                                         By: /s/ Robert A. Berman
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                                             Robert A. Berman
                                             Chief Executive Officer